                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                              (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_] Preliminary Proxy Statement       [_] Confidential, for Use of the
  [X] Definitive Proxy Statement            Commission Only(as permitted by Rule
  [_] Definitive Additional Materials       14a-6(e)(2))
                                        [_] Soliciting Material Pursuant to
                                            Rule 14a-11(c) or Rule 14a-12

                            NEW ENGLAND ZENITH FUND

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            ------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (check the appropriate box):

  [X] No fee required

  [_] Fee computed on a table below per Exchange Act Rules 14a-6(i)(1)
      and 0-11

      (1) Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

          ---------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

      (5) Total fee paid:

          ---------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.

      -------------------------------------------------------------------

  [_] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ---------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

      (3) Filing Party:

          ---------------------------------------------------------------

      (4) Date Filed:

          ---------------------------------------------------------------

     501 Boylston Street
     Boston, Massachusetts 02116-3700
     617-578-2000

LOGO THE NEW ENGLAND
     Insurance and Investment

     March 20, 1997

     TO OWNERS OF NELICO'S VARIABLE LIFE INSURANCE POLICIES:

     A Special Meeting of Shareholders of the Draycott International Equity Series (the "Series") of the New England Zenith Fund will be held on April 24, 1997. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Life Separate Account which are attributable to NELICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Series deemed attributable to your Policy should be voted at the Shareholders Meeting.

     Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Policy will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Life Policy Owners.

     501 Boylston Street
     Boston, Massachusetts 02116-3700
     617-578-2000

LOGO THE NEW ENGLAND
     Insurance and Investment

     March 20, 1997

     TO OWNERS OF NELICO'S VARIABLE LIFE INSURANCE POLICIES:

     A Special Meeting of Shareholders of the Draycott International Equity Series (the "Series") of the New England Zenith Fund will be held on April 24, 1997. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Life Separate Account which are attributable to NELICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Series deemed attributable to your Policy should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.

     IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Policies will be voted by NELICO in proportion to the voting instructions received from all other Policy Owners.

     Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the plan participant entitled to instruct the Policy Owner.

     Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.

     The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

     If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

     In order to cast votes under the Policies, you must return an INSTRUCTION FORM signed by you, the Policy Owner.

     If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company
     (617) 578-3566.

          501 Boylston Street
          Boston, Massachusetts 02116-3700
          617-578-2000

LOGO      NEW ENGLAND ANNUITIES
          A Business Unit of The New England

          March 20, 1997

          TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

          A Special Meeting of Shareholders of the Draycott International Equity Series (the "Series") of the New England Zenith Fund will be held on April 24, 1997. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.

          Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

          501 Boylston Street
          Boston, Massachusetts 02116-3700
          617-578-2000

LOGO      NEW ENGLAND ANNUITIES
          A Business Unit of The New England

          March 20, 1997

          TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

          A Special Meeting of Shareholders of the Draycott International Equity Series (the "Series") of the New England Zenith Fund will be held on April 24, 1997. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Series held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

          IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

          Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

          Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

          The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

          If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

          In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

          If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.

      501 Boylston Street
      Boston, Massachusetts 02116-3700
      617-578-2000



LOGO  NEW ENGLAND ANNUITIES
      A Business Unit of The New England

      March 20, 1997

      TO OWNERS OF NELICO'S VARIABLE ANNUITY CONTRACTS:

      A Special Meeting of Shareholders of the Draycott International Equity Series (the "Series") of the New England Zenith Fund will be held on April 24, 1997. At the Shareholders Meeting, New England Life Insurance Company ("NELICO") will vote all shares of the Series held in the New England Variable Annuity Separate Account which are attributable to NELICO's Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Series deemed attributable to your Contract should be voted at the Shareholders Meeting.


      Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Series deemed attributable to your Contract will be voted by NELICO in proportion to the voting instructions received from all other NELICO Variable Annuity Contractholders.

                            NEW ENGLAND ZENITH FUND

                     DRAYCOTT INTERNATIONAL EQUITY SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                April 24, 1997

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of the Draycott International Equity Series (the "Series"), a series of New England Zenith Fund, will be held at the offices of New England Life Insurance Company, 501 Boylston Street, 9th Floor, Boston, Massachusetts 02116, on Thursday, April 24, 1997 at 10:00 a.m. Boston time, for the following purposes:

  1. To approve or disapprove a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") relating to the Series by and between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM").

  2. To approve or disapprove a second new Sub-Advisory Agreement relating to the Series by and between TNE Advisers, Inc. and MSAM, such Sub-Advisory Agreement to replace the New Sub-Advisory Agreement at the time of the merger of MSAM's parent company, Morgan Stanley Group Inc., with and into Dean Witter, Discover & Co., and to be identical, except for its date, to the New Sub-Advisory Agreement.

  3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                       By order of the President,

                                       Beverly J. DeWitt, Secretary

March 20, 1997

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
-------------------------------------------------------------------------------

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
    AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                     DRAYCOTT INTERNATIONAL EQUITY SERIES

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Draycott International Equity Series (the "Series"), a series of the Trust, to be held at the offices of New England Life Insurance Company ("NELICO"), 501 Boylston Street, 9th Floor, Boston, Massachusetts 02116, on Thursday, April 24, 1997 at 10:00 a.m. Boston time, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about March 24, 1997. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1996 may be obtained without charge by writing to NELICO at the above address or by calling (800) 356-5015.

  All shareholders of record of the Series on February 28, 1997, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Series held as of that date. The number of shares of beneficial interest of the Series issued and outstanding as of the Record Date was 3,533,716.

  Timely, properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted in favor of Proposals 1 and 2 set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The costs of solicitation of proxies, to the extent that they relate to Proposal 1, will be borne by the Series. To the extent that such costs relate to Proposal 2, such costs will be borne by Morgan Stanley Asset Management Inc. ("MSAM") or its affiliates, and not by the Series. Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Trust and employees of NELICO, TNE Advisers, Inc. ("TNE Advisers") and New England Securities Corporation.

  The Trustees have approved, and recommend that the shareholders of the Series approve, a new Sub-Advisory Agreement for the Series (the "New Sub-Advisory Agreement") between TNE Advisers and MSAM (Proposal 1). The New Sub-Advisory Agreement, the form of which is attached to this Proxy Statement as

Appendix A, is substantially similar to the Sub-Advisory Agreement currently in effect for the Series (the "Current Sub-Advisory Agreement") between TNE Advisers and Draycott Partners, Ltd. ("Draycott"), except: (i) references to Draycott have been changed to references to MSAM, (ii) the New Sub-Advisory Agreement provides for a different sub-advisory fee rate payable by TNE Advisers to MSAM than is payable by TNE Advisers to Draycott under the Current Sub-Advisory Agreement, and (iii) certain other, minor differences.

  The Trustees have also approved, and recommend that shareholders of the Series approve, a second new Sub-Advisory Agreement for the Series between TNE Advisers and MSAM (the "Post-Merger Sub-Advisory Agreement") to take effect following the merger (the "Merger") of MSAM's parent company, Morgan Stanley Group Inc. ("Morgan Stanley"), with and into Dean Witter, Discover & Co. ("Dean Witter Discover") (Proposal 2). The terms of the Post-Merger Sub-Advisory Agreement are identical, except for the date, to the terms of the New Sub-Advisory Agreement. As a result, if the Series' shareholders approve Proposals 1 and 2, MSAM will continue to perform sub-advisory services for the Series after the Merger under the Post-Merger Sub-Advisory Agreement on the same terms as are in effect immediately before the Merger.

ADVISORY AGREEMENT

  TNE Advisers has acted as the Series' adviser since the Series' inception on October 31, 1994, and currently acts as the Series' adviser pursuant to an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement"). The Trustees of the Trust approved the Advisory Agreement at a meeting held on November 13, 1995, and the Series' shareholders approved the Advisory Agreement at a meeting held on December 28, 1995. The purpose of the submission of the Advisory Agreement for shareholder approval at such time was to approve its continuance following a change in control of TNE Advisers in connection with the merger of TNE Advisers' (and NELICO's) former parent company, New England Mutual Life Insurance Company, with and into Metropolitan Life Insurance Company ("MetLife"), with MetLife as the surviving company, which merger was consummated on August 30, 1996.

  Under the Advisory Agreement, TNE Advisers has overall advisory and administrative responsibility with respect to the Series. The Advisory Agreement also provides that TNE Advisers will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. TNE Advisers has subcontracted with its affiliate New England Funds, L.P. to provide, at no extra cost to the Series, certain administrative services to the Series. The address of New England Funds, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. Under the Advisory Agreement, the annual management fee payable by the Series to TNE Advisers is 0.90% of the Series' average daily net assets. Prior to August 30, 1996, TNE

Advisers provided the same services and the Series paid TNE Advisers a management fee at the same annual rate under a previous Advisory Agreement. For the fiscal year ended December 31, 1996, the aggregate management fee payable by the Series to TNE Advisers under the Advisory Agreement (and its predecessor) was $256,659 (without taking into account the expense deferral arrangements described below). The Proposals described in this Proxy Statement would not affect the Advisory Agreement or the management fee payable by the Series to TNE Advisers.

EXPENSE DEFERRAL ARRANGEMENT

  Pursuant to an expense deferral agreement in effect since the Series' inception on October 31, 1994 between the Trust and TNE Advisers, which agreement TNE Advisers may terminate at any time, TNE Advisers has agreed to pay the expenses of the Series (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of 1.30% annually of the Series' average daily net assets, subject to the obligation of the Series to repay such amounts to TNE Advisers in future years, if any, when the Series' expenses fall below 1.30% annually of the Series' average daily net assets, such repayment to be made to the extent that it does not cause the total expenses in such year to exceed 1.30% annually of such assets; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. Under the expense deferral agreement, TNE Advisers paid $102,652 of expenses relating to the Series for the fiscal year ended December 31, 1996. TNE Advisers may at any time terminate its obligations under the expense deferral agreement to bear future expenses of the Series, but any expenses that were deferred while the Series' expense limit was in place can never be charged to the Series unless the Series' expenses fall below the limit. It is anticipated that this expense deferral agreement will continue after the New Sub-Advisory Agreement and the Post-Merger Sub-Advisory Agreement each take effect.

CURRENT SUB-ADVISORY AGREEMENT

  TNE Advisers has delegated to Draycott its responsibility under the Advisory Agreement to provide portfolio management services to the Series. Draycott's address is 53 Stratton Street, London W1X 6JJ, England. Draycott has acted as the Series' sub-adviser since the Series' inception on October 31, 1994, and currently acts as the Series' sub-adviser pursuant to the Current Sub-Advisory Agreement, which is dated August 30, 1996. The Current Sub-Advisory Agreement requires Draycott to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers and oversight by the Trustees. Draycott is authorized to effect portfolio transactions for the Series, using its own discretion and without prior consultation with TNE Advisers. Draycott is required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. Under the Current Sub-Advisory Agreement, the annual sub-advisory fee payable by TNE

Advisers to Draycott, as compensation for all services rendered, facilities furnished and expenses borne by Draycott, is 0.75% of the first $10 million of the Series' average daily net assets, 0.60% of the next $40 million of such assets and 0.45% of such assets in excess of $50 million. Prior to August 30, 1996, Draycott provided the same services and TNE Advisers paid Draycott fees at the same annual rates under a series of previous Sub-Advisory Agreements containing similar provisions. For the fiscal year ended December 31, 1996, the aggregate sub-advisory fee paid by TNE Advisers to Draycott under the Current Sub-Advisory Agreement (and its predecessors) was $186,106.

  The Current Sub-Advisory Agreement was approved by the Trust's Trustees at a meeting held on November 13, 1995, and was approved by the Series' shareholders at a meeting held on December 28, 1995. The purpose of the submission of the Current Sub-Advisory Agreement for shareholder approval at such time was to approve its continuance following successive changes in control of Draycott and TNE Advisers.

APPOINTMENT OF MSAM AS SUB-ADVISER

  Based on a review of the investment approach used by Draycott in managing the Series' portfolio, the Series' performance record under Draycott's management, the performance record of MSAM in managing international equity accounts and the performance of other international equity funds, TNE Advisers recommended and the Trustees of the Trust determined that it would be appropriate for MSAM to assume responsibility for the day-to-day management of the Series' portfolio. Thus, on January 22, 1997, the Trustees approved the termination by TNE Advisers of the Current Sub-Advisory Agreement and approved the New Sub-Advisory Agreement between TNE Advisers and MSAM. The New Sub-Advisory Agreement is subject to the approval of the Series' shareholders. Assuming that the New Sub-Advisory Agreement is approved by the Series' shareholders, the Current Sub-Advisory Agreement will terminate, and the New Sub-Advisory Agreement will take effect, on or about May 1, 1997, at which time MSAM will begin acting as the Series' sub-adviser. The Trustees unanimously recommend that shareholders approve the New Sub-Advisory Agreement.

  The investment objective of the Series is currently to seek total return from long-term growth of capital and dividend income, primarily through investment in international equity securities. If MSAM becomes sub-adviser of the Series, the Series would continue to invest primarily in international equity securities; however, the Series' investment objective would be long-term capital appreciation, with the production of any current income incidental to this objective. If the New Sub-Advisory Agreement is approved, the countries in which the Series may invest will be those represented in the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most of the nations in Western Europe and certain developed countries in Asia, such as Hong

Kong and Singapore. As is currently the case, under normal circumstances at least 65% of the total assets of the Series would be invested in equity securities of issuers in at least three different countries outside the United States.

  In determining to approve the appointment of MSAM as sub-adviser to the Series and to recommend the New Sub-Advisory Agreement for shareholder approval, the Trustees considered the qualifications of MSAM and its personnel to provide portfolio management services to the Series. The Trustees also reviewed information about MSAM's proprietary "International Magnum" investment style, which MSAM proposes to use in managing the Series' portfolio. Under this style, MSAM first makes a regional allocation decision through its Asset Allocation Committee in New York. This determination is made based on projections of comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. Once that decision is made, funds are allocated to portfolio managers responsible for each of the three regions in the EAFE Index: Europe, Japan, and Asia excluding Japan. The portfolio managers in each of those areas then decide on the specific stocks that will be purchased. The entire process is controlled and monitored by a portfolio management team in New York that is headed by Francine J. Bovich, Principal of MSAM. Ms. Bovich is the chief portfolio manager for the International Magnum style and would, if the New Sub-Advisory Agreement is approved, have primary responsibility for the management of the Series' portfolio. Prior to joining MSAM in 1993, Ms. Bovich was Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

  In connection with the change of sub-adviser, the Series' name would be changed to the "Morgan Stanley International Magnum Equity Series."

  In recommending the appointment of MSAM as the Series' sub-adviser and the approval of the New Sub-Advisory Agreement, the Trustees also considered extensive information about the Series, MSAM and MSAM's proposed approach to managing the Series' portfolio, including information about MSAM's and Morgan Stanley's organizational structure, investment and legal and compliance personnel, compliance procedures and financial condition. The Trustees also considered MSAM's policies for placing portfolio transactions of the Series with broker-dealers affiliated with MSAM and broker-dealers that furnish brokerage and research services to MSAM, as described below under "Portfolio Transactions and Brokerage." The Trustees also took into account MSAM's substantial experience and reputation as a manager of international equity investments, and the prominence of the Morgan Stanley name in the marketplace for financial products and services, as possible factors which might enhance the marketability of the insurance products that invest in the Series, and thus lead to growth in the size of the Series, although such growth cannot be assured.

  The Trustees also considered possible benefits to MSAM that may result from the New Sub-Advisory Agreement, including, as noted above, the possible use by the Series of MSAM's affiliate, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and its affiliates, to the extent permitted by law, for brokerage services. The Trustees also considered other effects on the Series of MSAM's affiliation with Morgan Stanley & Co. After the New Sub-Advisory Agreement takes effect, the Investment Company Act of 1940, as amended (the "1940 Act"), will prohibit or impose certain conditions on the ability of the Series to engage in certain transactions with Morgan Stanley & Co. and its affiliates. For example, the Series will be prohibited from purchasing securities from Morgan Stanley & Co. in transactions in which Morgan Stanley & Co. acts as principal. The Series will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. is acting as an underwriter. In this connection, management of MSAM represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Series.

  The Trustees also considered, at a meeting held on March 4, 1997, information about the Merger between Morgan Stanley and Dean Witter Discover, as described further below under "Merger of Morgan Stanley and Dean Witter Discover," and reconfirmed their earlier approval of the New Sub-Advisory Agreement. Based on this review, the Trustees concluded that it is appropriate and desirable for MSAM to assume responsibility for the management of the Series' portfolio under the New Sub-Advisory Agreement.

  The International Magnum style is similar to the approach followed by Draycott in managing the Series' portfolio, in that both start with a top-down approach to asset allocation (that is, the allocation of assets to regions or countries, followed by the selection of individual stocks within those regions or countries), both do not include emerging markets, and both invest primarily in larger capitalization stocks. However, MSAM has informed the Trust that, if the New Sub-Advisory Agreement is approved by the Series' shareholders, MSAM would expect to restructure the Series' portfolio to reflect MSAM's judgments as to regional weightings and stock selection. MSAM expects that the costs of this restructuring, which would be paid by the Series, would not exceed 2% of the Series' net asset value. Based on the Series' net asset value at February 28, 1997, these estimated costs would not be in excess of $770,000. There can be no assurance that actual costs would not be significantly higher or lower than this estimate. Restructuring costs will consist primarily of brokerage fees and dealer spreads or markups related to purchasing and selling securities for the Series' portfolio. These amounts are treated as capital items, rather than operating expenses. They will thus reduce the Series' net asset value, rather than increase its operating expenses. The costs of holding the Meeting, estimated at $65,000, are in addition to these restructuring costs and will be borne in part by the Series, as described above, regardless of whether the proposed New Sub-Advisory Agreement is approved.

DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT

  The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A. The following summary description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the form of the Agreement.

  The proposed New Sub-Advisory Agreement requires MSAM to manage the investment and reinvestment of the assets of the Series, subject to the supervision of TNE Advisers. Under the terms of the New Sub-Advisory Agreement, MSAM is authorized to effect portfolio transactions for the Series in the discretion of MSAM and without prior consultation with TNE Advisers. MSAM is required to report periodically to TNE Advisers, its agents and the Trustees of the Trust. TNE Advisers will compensate MSAM at an annual rate of 0.75% of the first $30 million of the Series' average daily net assets, 0.60% of the next $40 million of such assets, 0.45% of the next $30 million of such assets and 0.40% of such assets in excess of $100 million.

  The New Sub-Advisory Agreement provides that it will continue in effect for two years from its date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, TNE Advisers or MSAM, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by TNE Advisers and MSAM and, if required by law, by vote of a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or MSAM, cast in person at a meeting called for the purpose of voting on such approval, and/or by vote of a majority of the outstanding voting securities of the Series. The New Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, TNE Advisers or MSAM, or by vote of a majority of the outstanding voting securities of the Series, upon sixty days' written notice to MSAM, by MSAM upon sixty days' written notice to TNE Advisers and the Trust or, if approved by the Board of Trustees of the Trust, by TNE Advisers upon sixty days' written notice to MSAM, and it terminates automatically in the event of its assignment or upon the termination of the Advisory Agreement. In addition, the New Sub-Advisory Agreement will automatically terminate if MSAM requires the Series to change its name so as to eliminate all references to the word "Morgan Stanley," unless the continuance of the New Sub-Advisory Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or MSAM, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement provides that MSAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of MSAM's duties or by reason of reckless disregard by MSAM of its obligations and duties thereunder. The New Sub-Advisory Agreement requires that the Series change its name so as to delete any reference to "Morgan Stanley" in the event that MSAM or an affiliate thereof no longer serves as sub- adviser to the Series.

COMPARISON OF THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

  The proposed New Sub-Advisory Agreement for the Series is substantially similar to the Current Sub-Advisory Agreement, except that, under the New Sub-Advisory Agreement:

  . MSAM would become responsible for the day-to-day management of the Series' investment operations, succeeding Draycott.

  . MSAM would be entitled to receive a sub-advisory fee, paid by TNE Advisers, at the annual rate of 0.75% of the first $30 million of the Series' average daily net assets, 0.60% of the next $40 million of such assets, 0.45% of the next $30 million of such assets and 0.40% of such assets in excess of $100 million. Under the Current Sub-Advisory Agreement, TNE Advisers pays Draycott a sub-advisory fee at the annual rate of 0.75% of the first $10 million of the Series' average daily net assets, 0.60% of the next $40 million of such assets and 0.45% of such assets in excess of $50 million. As of February 28, 1997, the Series' net assets were $38,413,970. As noted above, for the fiscal year ended December 31, 1996, TNE Advisers paid sub-advisory fees of $186,106 to Draycott. If the New Sub-Advisory Agreement had been in effect during 1996, TNE Advisers would have paid sub-advisory fees of $213,883 to MSAM, or 14.93% more than the sub-advisory fees paid to Draycott. All sub-advisory fees under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are paid by TNE Advisers, and not by the Series. Thus, the differences between the two Sub-Advisory Agreements do not affect the fees paid by the Series. As noted above, the Series pays TNE Advisers a management fee at the annual rate of 0.90% of the Series' average daily net assets.

  As explained above, although the terms of the two Sub-Advisory Agreements are substantially similar except as noted, MSAM will follow a somewhat different approach to managing the Series' portfolio than that currently being followed by Draycott, and the Series' investment objective will be correspondingly revised.

MERGER OF MORGAN STANLEY AND DEAN WITTER DISCOVER

  On February 5, 1997, Morgan Stanley and Dean Witter Discover entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the

Merger Agreement, Morgan Stanley will be merged with and into Dean Witter Discover, and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Following the Merger, MSAM will be a wholly-owned subsidiary of MSDWD.

  Under the terms of the Merger Agreement, each of Morgan Stanley's common shares will be converted into the right to receive 1.65 shares of MSDWD common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of MSDWD common stock. Following the Merger, Morgan Stanley's former shareholders will own approximately 45% and Dean Witter Discover's shareholders will own approximately 55% of the outstanding shares of common stock of MSDWD.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both Morgan Stanley and Dean Witter Discover.

  The Board of Directors of MSDWD will initially consist of fourteen members, two of whom will be Morgan Stanley insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with Morgan Stanley and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of MSDWD will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of MSDWD will be the current President of Morgan Stanley, John Mack.

  MSAM has informed the Trust that it does not anticipate any reduction as a result of the Merger in the quality of services rendered to the Series, and does not expect that the Merger will result in any material changes in the business of MSAM or in the manner in which MSAM renders services to the Series. MSAM has also informed the Trust that it does not anticipate that the Merger will have any adverse effect on MSAM's ability to fulfill its obligations under the Post-Merger Sub-Advisory Agreement or to operate its business in a manner consistent with past business practice.

POST-MERGER SUB-ADVISORY AGREEMENT

  The Trustees of the Trust have unanimously approved the Post-Merger Sub-Advisory Agreement for the Series and unanimously recommend that the shareholders of the Series approve the Post-Merger Sub-Advisory Agreement. The Post-Merger Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The terms of the Post-Merger Sub-Advisory Agreement will be identical to the terms of the New Sub-Advisory Agreement, which is expected to take effect on or about

May 1, 1997. The only difference will be the dates of the two agreements. The Post-Merger Sub-Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved by the Trustees or the shareholders as provided therein.

  In coming to their recommendation, the Trustees reviewed information about MSAM, Morgan Stanley, Dean Witter Discover and the terms of the Merger. The Trustees also considered the effect that the Merger would have on the matters that the Trustees considered in approving the New Sub-Advisory Agreement.

  In evaluating the Post-Merger Sub-Advisory Agreement, the Board took into account that the New Sub-Advisory Agreement and the Post-Merger Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by MSAM and the fees and expenses payable by TNE Advisers, are identical, except for their dates. The Trustees also considered other possible benefits to MSAM and MSDWD that may result from the Merger, including the possible use by the Series of MSDWD's affiliate, Dean Witter Reynolds Inc. ("DWR"), a registered broker-dealer, and its affiliates, to the extent permitted by law, for brokerage services.

  The Trustees also considered the terms of the Merger Agreement and the possible effects of the Merger upon MSAM's organization and upon the ability of MSAM to provide sub-advisory services to the Series, and the Trustees were informed of the resources of MSDWD to be made available to MSAM following the Merger. The terms of the Merger Agreement do not provide for any changes, other than changes in the ordinary course of business, in the management, operation, personnel or legal structure of MSAM. The MSAM personnel who currently provide advisory and other services to MSAM's International Magnum advisory accounts, which will include the Series after the New Sub-Advisory Agreement takes effect, are not expected to change as a result of the Merger.

  The Trustees also considered the effect on the Series of MSAM's becoming an affiliated person of MSDWD. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Series to engage in certain transactions with MSDWD and its affiliates. For example, the Series will be prohibited from purchasing securities from DWR, as well as Morgan Stanley & Co., in transactions in which DWR (or Morgan Stanley & Co.) acts as principal. The Series will also have to satisfy certain conditions in order to engage in securities transactions in which DWR, as well as Morgan Stanley & Co., is acting as an underwriter. Management of MSAM have represented to the Trust that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Series.

  After consideration of the above factors and such other factors and information as the Trustees deemed relevant, the Trustees concluded that it is appropriate and desirable for MSAM to continue, after the Merger, to act as sub-adviser to the Series on the same terms as are in effect immediately before the Merger. Accordingly, the Trustees unanimously recommend that shareholders approve the Post-Merger Sub-Advisory Agreement.

  In the event that the Merger is not consummated, MSAM would continue to serve as sub-adviser to the Series pursuant to the New Sub-Advisory Agreement (assuming it has been approved by shareholders).

INFORMATION ABOUT THE TRUST

  The Trust is a diversified, open-end management investment company organized in 1987 as a business trust under the laws of Massachusetts. The Trust is a series type company with fourteen investment portfolios. The Series is one of those portfolios. Shares in the Trust are not offered directly to the general public, and currently are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all of the Trust's series may be available to all separate accounts. The address of the Trust is 501 Boylston Street, Boston, Massachusetts 02116. New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts, 02116, is the principal underwriter of the Trust.

INFORMATION ABOUT TNE ADVISERS

  TNE Advisers is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of NELICO, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. TNE Advisers acts as adviser to all of the series of the Trust except the Capital Growth Series. The Chairman and principal executive officer of TNE Advisers is Frederick K. Zimmermann; Mr. Zimmermann and John F. Guthrie, Jr. are the company's directors. Mr. Guthrie is Senior Vice President of TNE Advisers. Mr. Zimmermann's principal occupation is Executive Vice President and Chief Investment Officer of NELICO, and Mr. Guthrie's principal occupation is Vice President of NELICO. The address of TNE Advisers, New England Life Holdings, Inc., NELICO and Messrs. Zimmermann and Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

INFORMATION ABOUT MSAM

  MSAM is a wholly-owned subsidiary of Morgan Stanley, one of the world's leading investment banking firms. MSAM offers investment management and named fiduciary services to taxable and tax-exempt funds and institutions, insurance companies, investment companies, international organizations and individuals investing in equity and fixed-income securities on a worldwide basis. The address of MSAM is 1221 Avenue of the Americas, New York, New York 10020. Certain information regarding MSAM's directors and principal executive officers is set forth below:

                                                              PRINCIPAL OCCUPATION AND
NAME AND ADDRESS          POSITION WITH MSAM                     OTHER INFORMATION
----------------          ------------------                  ------------------------
Barton M. Biggs           Chairman, Director                  Managing Director of
                          and Managing                        Morgan Stanley & Co.;
                          Director                            Chairman of Morgan
                                                              Stanley Asset Management
                                                              Limited

Peter A. Nadosy           Vice Chairman,                      Managing Director of
                          Director and                        Morgan Stanley & Co.;
                          Managing Director                   Director of Morgan
                                                              Stanley Asset Management
                                                              Limited

James M. Allwin           President, Director                 Managing Director of
                          and Managing                        Morgan Stanley & Co.;
                          Director                            President of Morgan
                                                              Stanley Realty Inc.

Gordon S. Gray            Director and                        Managing Director of
                          Managing Director                   Morgan Stanley & Co.

Dennis G. Sherva          Director and                        Managing Director of
                          Managing Director                   Morgan Stanley & Co.

  The address of each of the foregoing individuals is 1221 Avenue of the Americas, New York, New York 10020.

  MSAM is investment adviser (or sub-adviser, in the case of the funds marked with an asterisk below) to the following other mutual funds that have similar investment objectives to the Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at December 31, 1996.

                         NET ASSETS OF
                          OTHER FUND
    OTHER FUND WITH      (IN MILLIONS)
   SIMILAR OBJECTIVE      ON 12/31/96         ANNUAL FEE RATE
   -----------------     -------------        ---------------
Morgan Stanley              $108.46    0.80% of average daily net
Institutional                          assets(1)
Fund, Inc.--
International
Magnum Portfolio

Morgan Stanley Fund,        $ 16.49    0.80% of average daily net
Inc.--International                    assets(2)
Magnum Fund

                         NET ASSETS OF
                          OTHER FUND
    OTHER FUND WITH      (IN MILLIONS)
   SIMILAR OBJECTIVE      ON 12/31/96         ANNUAL FEE RATE
   -----------------     -------------        ---------------
Morgan Stanley Universal   $       0   0.80% of average daily net
Funds, Inc.--                          assets on first $500
International                          million, 0.75% of average
Magnum Portfolio(3)                    daily net assets from $500
                                       million to $1 billion, and
                                       0.70% of average daily net
                                       assets over $1 billion (4)

Morgan Stanley               $183.86   0.65% of average daily net
Institutional                          assets (5)
Fund, Inc.--Active
Country Allocation
Portfolio

Morgan Stanley             $2,269.49   0.80% of average daily net
Institutional                          assets (6)
Fund, Inc.--
International
Equity Portfolio

American AAdvantage          $151.75   0.80% of average daily net
International Equity                   assets on the first $25
Fund*                                  million, 0.60% of average
                                       daily net assets on the next
                                       $25 million, 0.50% of
                                       average daily net assets on
                                       the next $25 million, and
                                       0.40% of average daily net
                                       assets in excess of $75
                                       million

Fountain Square              $138.91   0.50% of average daily net
International Equity                   assets
Fund*

Sun America Series           $163.47   0.65% of average daily net
Trust--International                   assets on the first $350
Diversified                            million, and 0.60% of
Equities Portfolio*                    average daily net assets in
                                       excess of $350 million

-----------
(1) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.
(2) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.65% of Class A shares, 2.40% of Class B shares and 2.40% of Class C shares.
(3) This fund had not commenced operations as of December 31, 1996.
(4) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.15%.

(5) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 0.80% of Class A shares and 1.05% of Class B shares.

(6) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

INFORMATION ABOUT MORGAN STANLEY

  Morgan Stanley is a publicly owned global financial services corporation whose stock is traded on the New York, London and Pacific Stock Exchanges. Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending. Morgan Stanley's principal address is 1585 Broadway, New York, New York 10036.

INFORMATION ABOUT DEAN WITTER DISCOVER

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, DWR and Dean Witter InterCapital Inc. ("InterCapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of its individual clients. DWR is a member of the New York Stock Exchange and of other major securities, futures and options exchanges. InterCapital is a registered investment adviser that, along with its subsidiaries, provides advisory services to investment companies, individual accounts and institutional portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  If the New Sub-Advisory Agreement is approved, MSAM would expect to follow the practices described below with respect to the portfolio transactions of the Series.

  MSAM places orders with broker-dealers for securities to be purchased by the Series. The primary objective of MSAM in choosing brokers for the purchase and sale of securities for the Series' portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, size of order, difficulty of execution and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Series is also subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Series and its affiliates (including MSAM and its affiliates). The Series may utilize affiliates of MSAM in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when MSAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Series may purchase securities in a placement for which affiliates of MSAM have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Series will not purchase securities from or sell securities to any affiliate of MSAM acting as principal.

  MSAM on behalf of the Series may place brokerage transactions through brokers who provide MSAM with investment research services, including market and statistical information and quotations for portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934, as amended.

  Research provided to MSAM in advising the Series is in addition to and not in lieu of the services required to be performed by MSAM itself, and MSAM's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of MSAM that such information is only supplementary to MSAM's own research efforts, since the information must still be analyzed, weighed and reviewed by MSAM's staff. Such information may be useful to MSAM in providing services to clients other than the Series, and not all such information is necessarily used by MSAM in connection with the Series. Conversely, information provided to MSAM by brokers and dealers through whom other clients of MSAM effect securities transactions may prove useful to MSAM in providing services to the Series.

BROKERAGE TRANSACTIONS WITH AFFILIATES

  MSAM may, if the New Sub-Advisory Agreement is approved, cause the Series to pay brokerage commissions to an affiliated broker for acting as agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of an adviser or sub-adviser to a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. During the fiscal year ended December 31, 1996, the Series did not pay any brokerage commissions to DWR or to any broker then affiliated with the Series' adviser or sub-adviser, but paid $39,438 in commissions to Morgan Stanley & Co.

TRUSTEE ACTION; REQUIRED SHAREHOLDER VOTE

  At a meeting held on January 22, 1997, the Trustees of the Trust voted unanimously to approve the New Sub-Advisory Agreement and to approve the termination of the Current Sub-Advisory Agreement, effective at such time as the New Sub-Advisory Agreement becomes effective. If shareholders approve the New Sub-Advisory Agreement, it is expected to become effective on or about May 1, 1997.

  At a meeting held on March 4, 1997, the Trustees of the Trust voted unanimously (i) to confirm their approval of the New Sub-Advisory Agreement in light of information about the Merger and Dean Witter Discover which was presented to the Trustees at such meeting, and (ii) to approve the Post-Merger Sub-Advisory Agreement. If shareholders approve the Post-Merger Sub-Advisory Agreement, it would take effect at the time of the Merger, replacing the New Sub-Advisory Agreement.

  The required vote for approval of each of the New Sub-Advisory Agreement and the Post-Merger Sub-Advisory Agreement is the lesser of (1) 67% of the outstanding shares of the Series represented at the Meeting, if more than 50% of the outstanding shares of the Series are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Series. If the shareholders of the Series do not approve the New Sub-Advisory Agreement, the Trustees will consider such alternative arrangements for the management of the Series' portfolio as may be in the best interests of the Series. If the Merger occurs but the shareholders of the Series do not approve the Post-Merger Sub-Advisory Agreement, then the Trustees will consider whether it remains appropriate to retain MSAM as sub-adviser to the Series and whether any additional actions may be in the best interests of the Series. The Post-Merger Sub-Advisory Agreement will not take effect unless both it and the New Sub-Advisory Agreement have been approved by shareholders.

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE BOTH THE PROPOSED NEW SUB-ADVISORY AGREEMENT AND THE PROPOSED POST-MERGER SUB-ADVISORY AGREEMENT.

OWNERSHIP OF SHARES AND VOTING INFORMATION

  As of the Record Date, all of the shares of the Series were owned by either:
(1) New England Variable Life Separate Account ("NEVL Separate Account"), a separate account of NELICO, which is an indirect wholly-owned life insurance subsidiary of MetLife; (2) The New England Variable Account, a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Separate Account"), a separate account of NELICO; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Group Separate Accounts"); or
(5) certain separate accounts of NELICO established for the pooling of contributions under certain tax-qualified group annuity contracts ("NELICO Group Separate Accounts"). The shares and percentage of the Series held by these entities is set forth below:

                                                     NUMBER        % OF
     SHAREHOLDER                                    OF SHARES   OUTSTANDING
     -----------                                  ------------- -----------
NEVL Separate Account............................   479,677.517    13.57%
501 Boylston Street
Boston, MA 02116

The New England Variable Account................. 1,529,001.072    43.27%
One Madison Avenue
New York, NY 10010

NEVA Separate Account............................ 1,399,737.010    39.61%
501 Boylston Street
Boston, MA 02116

MetLife Group Separate Accounts..................   122,153.090     3.46%
One Madison Avenue
New York, NY 10010

NELICO Group Separate Accounts...................     3,147.055     0.09%
501 Boylston Street
Boston, MA 02116
  Totals......................................... 3,533,715.744   100.00%

  As of the Record Date, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Series.

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by NELICO and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and NELICO. All shares of the Series owned by NEVL Separate Account and NEVA Separate Account are attributable to variable life insurance policies and variable annuity contracts issued by NELICO or to charges assessed by NELICO against those policies and contracts. NELICO has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct NELICO as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of the Series attributable to such policies and contracts for which no Owner instructions have been received by NELICO and all shares of the Series attributable to charges assessed by NELICO against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by NELICO with respect to policies or contracts issued by such separate account. All shares of the Series held by The New England Variable Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by The New England Variable Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife. All shares of the Series held by MetLife Group Separate Accounts or NELICO Group Separate Accounts will be voted for, voted against or withheld from voting on any proposal in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following persons are both officers or Trustees of the Trust and officers, directors or employees of TNE Advisers: Frederick K. Zimmermann, John F. Guthrie, Jr., Beverly J. DeWitt and Alan C. Leland, Jr.

OTHER MATTERS

  The holders of forty percent of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting, although it is necessary for at least a majority of the shares of the Series to be represented at the Meeting in order for the New Sub-Advisory Agreement and the Post-Merger Sub-Advisory Agreement to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote) for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

  In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of each Proposal are not received by April 24, 1997, the persons named as proxies may vote on these matters for which a quorum is present and as to which sufficient votes have been received, and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 and 2. They will vote against any such adjournment those proxies required to be voted against either Proposal and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1 and 2 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

March 20, 1997

                                                                     APPENDIX A

                            SUB-ADVISORY AGREEMENT

               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

  This Sub-Advisory Agreement (this "Agreement") is entered into as of May 1, 1997 by and among TNE Advisers, Inc., a Massachusetts corporation (the "Manager"), and Morgan Stanley Asset Management Inc., a Delaware corporation (the "Sub-Adviser").

  WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Morgan Stanley International Magnum Equity Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1. SUB-ADVISORY SERVICES.

  a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

  b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

  c. The Sub-Adviser shall provide to the Manager a copy of its Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

2. OBLIGATIONS OF THE MANAGER.

  a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

  b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. No revisions shall be made nor supplements issued regarding the Series or the Sub-Adviser without the prior review and approval of the Sub-Adviser. No written materials naming or relating to the Sub-Adviser, its employees or its affiliated companies, other than materials provided or approved by the Sub-Adviser, shall be used by the Manager, the Trust or their affiliates in offering or marketing shares of the Trust or related variable insurance products. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

  3. CUSTODIAN. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

  4. EXPENSES. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  5. PURCHASE AND SALE OF ASSETS. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received.

  6. COMPENSATION OF THE SUB-ADVISER. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.75% of the first $30 million of the average daily net assets of the Series, 0.60% of the next $40 million of such assets, 0.45% of the next $30 million of such assets and 0.40% of such assets in excess of $100 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust, however, and such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

  7. NON-EXCLUSIVITY. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  8. LIABILITY. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Series under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

  9. EFFECTIVE DATE AND TERMINATION. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and

    e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to the words "Morgan Stanley" then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

  10. AMENDMENT. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  11. CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

  12. GENERAL.

    a. The Sub-Adviser may perform its services through any employee, officer or agent, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents identified in such notice shall assume such duties as of a specific date.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

  13. USE OF MORGAN STANLEY NAME. The Manager and the Trust agree that if this Agreement is terminated and the Sub-Adviser or an affiliate thereof shall no longer be the sub-adviser to the Series, the Trust will change the name of the Series to delete any reference to "Morgan Stanley."

                                       TNE Advisers, Inc.

                                       By: ___________________________________
                                          John F. Guthrie, Jr.
                                          Senior Vice President

                                       Morgan Stanley Asset Management Inc.

                                       By: ___________________________________
                                          Name:
                                          Title:

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                      TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Draycott International Equity Series of New England Zenith Fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Series on April 24, 1997 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

The issuing insurance company is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. Please vote as soon as possible

                      * * * PLEASE SEE REVERSE SIDE * * *

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ITEMS BELOW
-------------------------------------------------------------------------------


1. To approve a proposed Sub-Advisory Agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc.

   [_] For        [_] Against         [_] Abstain

2. To approve a proposed Sub-Advisory Agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. to be effective upon the merger of Morgan Stanley Group Inc. with and into Dean Witter, Discover & Co., such Sub-Advisory Agreement to be identical, except for its date, to the Sub-Advisory Agreement in effect immediately prior to such merger.

   [_] For        [_] Against         [_] Abstain

If this form is signed and returned with no choice indicated as to any proposal above, such shares shall be voted FOR such proposal.

-------------------------------------------------------------------------------
     * * * IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS
                                 BELOW. * * *
-------------------------------------------------------------------------------

                                                               DATE   /   /1997
                                                                ---------------

                                                   ----------------------------
                                                   SIGNATURE

                                                   ----------------------------
                                                   SIGNATURE, IF JOINTLY HELD

                                                      IF ACTING AS ATTORNEY,
                                                      EXECUTOR, TRUSTEE OR IN
                                                      OTHER REPRESENTATIVE
                                                      CAPACITY, PLEASE SIGN
                                                      NAME AND TITLE.

       * * * PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE * * *

                            YOUR VOTE IS IMPORTANT

     .On a Touch Tone Telephone - Call TOLL FREE 1-888-776-5660 24 hours per day, 7 days a week

     You will hear these instructions:

              "You may make your selection at any time. To vote For, Press 1; Against, Press 9; Abstain,
              Press 0."

     .You will be asked to enter a control number which is
     [             ]
      -------------
   YOUR VOTE SELECTION WILL BE REPEATED AND YOU WILL HAVE AN OPPORTUNITY TO
                                  CONFIRM IT.

--------------------------------------------------------------------------------

  IF YOU VOTE BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY.
                             THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

                               INSTRUCTION FORM

  THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                      TRUSTEES OF NEW ENGLAND ZENITH FUND

The undersigned hereby instructs that all shares of the Draycott International Equity Series of New England Zenith Fund deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Series on April 24, 1997 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

The issuing insurance company is authorized to vote in its discretion on any matters which may properly come before the meeting.

           YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                      * * * PLEASE SEE REVERSE SIDE * * *

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ITEMS BELOW
--------------------------------------------------------------------------------

1. To approve a proposed Sub-Advisory Agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management.

    [_] For                [_] Against             [_] Abstain


2. To approve a proposed Sub-Advisory Agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. to be effective upon the merger of Morgan Stanley Group Inc. with and into Dean Witter, Discover & Co., such Sub-Advisory Agreement to be identical, except for its date, to the Sub-Advisory Agreement in effect immediately prior to such merger.

    [_] For                [_] Against             [_] Abstain


If this form is signed and returned with no choice indicated as to any proposal above, such shares shall be voted FOR such proposal.

                                                               DATE   /   /1997
                                                               ----------------

                                               --------------------------------
                                               SIGNATURE

                                               --------------------------------
                                               SIGNATURE, IF JOINTLY HELD

                                               If acting as Attorney,
                                               Executor, Trustee or in other
                                               representative capacity, please
                                               sign name and title

                         PLEASE READ THE REVERSE SIDE